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                                                                  EXHIBIT 99.7

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                        RESIDENTIAL FUNDING CORPORATION,
                                  THE COMPANY,

                                       AND

                      MAIA MORTGAGE FINANCE STATUTORY TRUST
                                THE INITIAL OWNER

                               REFERENCE AGREEMENT

                            DATED AS OF JULY 28, 2006

                          PAY OPTION ARM MORTGAGE LOANS

                               SERIES 2006-POWH12

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                               REFERENCE AGREEMENT

          THIS REFERENCE AGREEMENT, dated as of July 28, 2006 (this "Reference Agreement"), is hereby executed by and between RESIDENTIAL FUNDING CORPORATION, as seller and master servicer (the "Company") and MAIA MORTGAGE FINANCE STATUTORY TRUST, as initial owner (the "Initial Owner") under this Reference Agreement and the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of March 30, 2006 (as further amended or restated from time to time, the "Standard Terms"), all the provisions of which are incorporated herein and shall be a part of this Reference Agreement as if set forth herein in full (this Reference Agreement together with the Standard Terms so incorporated, the "Agreement").

                              PRELIMINARY STATEMENT

          The Initial Owner has agreed to purchase from the Company and the Company has agreed to sell to the Initial Owner, on a servicing retained basis and without recourse, a 100% undivided Ownership Interest in the Mortgage Loans, which an aggregate outstanding principal balance as of the Cut-off Date of $158,177,435.09 as described in the Mortgage Loan Schedule attached hereto as Exhibit A.

          The Mortgage Loans are pay option ARM mortgage loans with terms to maturity from the date of origination or modification of not more than 40 years. The interest rate on each Mortgage Loan will adjust monthly to equal the sum of
(i) the Index plus (ii) the Gross Margin for such Mortgage Loan, subject to the Periodic Cap, Minimum Mortgage Rate and Maximum Mortgage Rate applicable to such Mortgage Loan. The principal payment on each Mortgage Loan will adjust annually to equal the sum of (i) the Index, as most recently available as of the applicable Adjustment Date specified in the related Mortgage Note, plus (ii) the Gross Margin for such Mortgage Loan subject to the Periodic Cap, Minimum Mortgage Rate and Maximum Mortgage Rate applicable to such Mortgage Loan.

          In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Initial Owner and the Company agree hereby as follows:

Standard Terms; Designation.

          The Company and the Initial Owner acknowledge that the Standard Terms prescribe certain obligations of the Company and the Initial Owner with respect to the Mortgage Loans. The Company and the Initial Owner each agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that the Standard Terms are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          The Mortgage Loans are designated generally as the Pay Option ARM Mortgage Loans, Series 2006-POWH12.


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Defined Terms.

          In addition to the definitions set forth in Section 1.01 of the Standard Terms, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Closing Date: July 28, 2006.

          Cut-off Date: July 1, 2006.

          First Remittance Date: August 18, 2006.

          Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, a rate per annum equal to either (a) the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal, (b) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in Statistical Release No. H.15(519), as most recently available as of the applicable Adjustment Date specified in the related Mortgage Note, (c) the 11th District cost of funds, or
(d) in the event that the related index is no longer available, an index selected by the Company that is based on comparable information.

          Servicing Fee Rate: As to each Mortgage Loan, an amount equal to 0.05% per annum plus, if such Mortgage Loan is not serviced by a Subservicer at the time of determination, an amount equal to the Subservicing Fee Rate for such Mortgage Loan.

          Subservicing Fee Rate: As to each Mortgage Loan, the rate per annum set forth in the Mortgage Loan Schedule as the "SUBSERV FEE." The weighted average subservice fee is 0.375%.

Conveyance of Mortgage Loans; Possession of Mortgage Files.

          The Company, simultaneously with the execution and delivery of this Reference Agreement, does hereby sell, transfer and assign, without recourse, to the Initial Owner the Ownership Interest comprising all of the right, title and interest of the Company in and to the Mortgage Loans, including all documents maintained as part of the related Mortgage Files all Mortgaged Properties which secure an Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-Off Date or otherwise, all interest at the applicable Mortgage Loan Remittance Rate and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) on a servicing retained basis, all other unscheduled collections collected in respect of the Mortgage Loans after the Cut-Off Date, and all proceeds of the foregoing (other than the servicing rights with respect thereto, and any late fees in respect thereof). Additionally, in connection with the Company's assignment to the Initial Owner, and subject to Section 2.01 of the Standard Terms, the Company has delivered to, and deposited with, the Custodian, as the duly appointed agent of the Owners for such purpose, the documents or instruments or copies thereof set forth in Section 2.01(b) of the Standard Terms.


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Additional Representations and Warranties of the Company.

          The Company hereby restates each of the representations and warranties in the standard terms as of the date hereof and further represents and warrants to the Initial Owner that as of the Closing Date or such other date specifically provided for herein:

               (i) With respect to the Mortgage Loans described in the Mortgage Loan Schedule attached hereto as Exhibit A, the Company has complied with its obligations under Section 2.01 of the Standard Terms;

               (ii) The Mortgage Loans are payment option ARM mortgage loans having terms to maturity of not more than 40 years from the date of origination or modification with monthly payments due on the first day of each month, with interest payable in arrears;

               (iii) With the exception of one Mortgage Loan, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is the subject of a primary insurance policy that insures at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 90.00% and 85.01%, and at least 12% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 85.00% and 80.01%;

               (iv) None of the Mortgage Loans are buydown mortgage loans;

               (v) All condominiums or units in a planned unit development (other than a de minimis planned unit development) on any Mortgaged Property meet the eligibility requirements set forth in the Program Guide;

               (vi) The Mortgage Loan is not a graduated payment loan nor does it have a shared appreciation feature;

               (vii) The Mortgage Loans are secured by one- to four family dwelling units; and

               (viii) None of the Mortgage Loans are secured by a leasehold estate or is a cooperative loan.

Wire Instructions

          Distributions that may be made by wire transfer pursuant to Section
4.01 of the Standard Terms shall be made in accordance with the following wire instructions:

          Bank Name: Bank of America
          Bank Address: 275 Valencia Ave, Brea, CA
          Account Name: MAIA Mortgage Finance Statutory Trust
          Account Number: 1235957824
          ABA #: 121-000-358


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          Reference: PORT GMAC-RFC (893)

or in accordance with such other instructions as may hereafter be furnished to the Company in writing by an Owner, provided that such instructions have been received by the Company prior to the Record Date.

Counterparts.

          This Reference Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Governing Law.

          This Reference Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Amendment.

          This Reference Agreement may be amended from time to time by the Company and the Initial Owner by written agreement signed by the Company and the Initial Owner.

                            [Signature Page Follows]


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          IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                           RESIDENTIAL FUNDING CORPORATION


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:


                                           MAIA MORTGAGE FINANCE STATUTORY TRUST


                                       By: /s/ MEGAN L. MAHONEY
                                               ---------------------------------
                                           Name: Megan L. Mahoney
                                           Title: Signatory for the advisor to
                                                  Maia Mortgage Finance
                                                  Statutory Trust